Supplemental Information	12 Months Ended
Dec. 31, 2017
Additional Information1 [Abstract]
Supplemental Information
SUPPLEMENTAL INFORMATION
Change in Non-Cash Working Capital Items

	Years Ended December 31
	2017	2016
Trade and other receivables	$(673)	$(14,078)
Trade and other payables	31,569	(154,865)
Non-cash working capital acquired	(4,357)	—
	$26,539	$(168,943)
Changes in non-cash working capital related to:
Operating activities	$(8,962)	$(23,270)
Investing activities	33,683	(135,743)
Foreign currency translation on non-cash working capital	1,818	(9,930)
	$26,539	$(168,943)

Onerous Contracts

Onerous contracts result from unfavorable leases in which the unavoidable costs of meeting the obligations under the contracts exceed the economic benefits expected to be received.

	Years Ended December 31
	2017	2016
Balance, beginning of year	$9,504	$—
Liabilities incurred	—	10,116
Liabilities settled	(6,746)	(770)
Foreign currency translation	(184)	158
Balance, end of year	$2,574	$9,504

As at December 31, 2017, the Company has a provision totaling $2.6 million for an onerous contract related to an office sublease (December 31, 2016 - $9.5 million related to an office sublease and a transportation agreement). The provision represents the difference between the minimum future payments that we are required to make and the estimated recoveries.

Income Statement Presentation

Baytex's consolidated statements of income or loss and comprehensive income or loss are prepared primarily according to the nature of expense, with the exception of employee compensation costs which are included in both operating expense and general and administrative expense line items.

The following table details the amount of total employee compensation costs included in the operating expense and general and administrative expense.

	Years Ended December 31
	2017	2016
Operating	$13,424	$9,528
General and administrative	36,086	23,070
Total employee compensation costs	$49,510	$32,598